Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Franchise Group, Inc. (the “Company”) on Form 10-K/T for the Transition Period ended December 28, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian R. Kahn, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2020	By:	/s/ Brian R. Kahn
Brian R. Kahn
Chief Executive Officer and Director
(Principal Executive Officer)